SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     April 10, 2006

THE MIDLAND COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-6026	31-0742526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Midland Boulevard, Amelia, Ohio 45102-2607
(Address of principal executive offices) (Zip Code)

(513) 943-7100
Registrant's telephone number, including area code

                                                      Not Applicable
(Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

        Effective April 10, 2006 M/G Transport Services, Inc., a subsidiary of the registrant, entered into Addendum No. 2 to the Vessel Construction Contract with Trinity Marine Products Inc. filed herewith as Exhibit 10.1. This Addendum obligates M/G Transport to purchase an additional twenty barges for an aggregate purchase price of $8,737,600 beginning in the fourth quarter of 2007. The description of this Addendum is qualified in its entirety by the Addendum filed as an exhibit herewith and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

        10.1    Addendum No. 2 to Vessel Construction Contract between M/G Transport Services, Inc. and Trinity Marine Products Inc. dated April 10, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2006	THE MIDLAND COMPANY BY: /s/John I. Von Lehman —————————————— John I. Von Lehman Executive Vice President, Chief Financial Officer and Secretary